UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2019

MAJESCO
(Exact Name of Registrant as Specified in its Charter)

California	001-37466	77-0309142
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

412 Mount Kemble Ave, Suite 110C, Morristown, NJ 07960
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (973) 461-5200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.002 par value	MJCO	The Nasdaq Stock Market LLC

Item 4.01 Changes in Registrant’s Certifying Accountant.

The Audit Committee of the Board of Directors (the “Committee”) of Majesco (the “Company”) recently conducted a competitive selection process to determine the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2020. The Committee invited several public accounting firms to participate in this process, necessitated by the desire to work with an accounting firm that has greater experience with insurance companies. As a result of this process, on June 27, 2019, the Committee approved the appointment of BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2020 replacing MSPC Certified Public Accountants and Advisors, P.C. (“MSPC”).

MSPC reported on the Company’s financial statement for the fiscal years ended March 31, 2019 and 2018.

During the Company’s two most recent fiscal years and subsequent interim period before the termination of MSPC as certifying accountant, the reports on the Company’s financial statements by MSPC for both years did not contain any adverse opinion or disclaimer of opinion, nor was either report qualified or modified as to uncertainty, audit scope, or accounting principles; nor was there any disagreement between the Company and MSPC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MSPC, would have caused MSPC to make reference to the subject matter of the disagreement in connection with its report issued in connection its audit of the Company’s financial statement for those years.

Further, there were no reportable events (as described under Item 304(a)(1)(v)(A)-(D) of Regulation S-K) for the Company within the last two fiscal years nor subsequently up to the date of the termination of MSPC.

The Company has provided a copy of the foregoing disclosures to MSPC and requested MSPC to provide it with a letter indicating whether or not it agrees with such disclosures. A copy of the letter, dated July 3, 2019 is attached hereto as Exhibit 16.1.

During the two most recent fiscal years and the subsequent period through the appointment of BDO, the Company did not consult with BDO regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

No.	Description
16.1	Letter from MSPC Certified Public Accountants and Advisors, P.C.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAJESCO
Date: July 3, 2019
	By:	/s/ Adam Elster
Adam Elster, Chief Executive Officer